KCS © K A N S A S C IT Y S O U TH E R N Credit Suisse 8th Annual Virtual Industrials Conference December 3rd, 2020 Exhibit 99.1

KCS © K A N S A S C IT Y S O U TH E R N Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. In addition, management may make forward-looking statements orally or in other writing, including, but not limited to, in press releases, quarterly earnings calls, executive presentations, in the annual report to stockholders and in other filings with the Securities and Exchange Commission. Readers can usually identify these forward-looking statements by the use of such words as "may," "will," "should," "likely," "plans," "projects," "expects," "anticipates," "believes" or similar words. These statements involve a number of risks and uncertainties. Actual results could materially differ from those anticipated by such forward-looking statements as a result of a number of factors or combination of factors including, but not limited: public health threats or outbreaks of communicable diseases, such as the ongoing COVID-19 pandemic and its impact on KCS’s business, suppliers, consumers, customers, employees and supply chains; rail accidents or other incidents or accidents on KCS’s rail network or at KCS’s facilities or customer facilities involving the release of hazardous materials, including toxic inhalation hazards; legislative and regulatory developments and disputes, including environmental regulations; loss of the rail concession of Kansas City Southern’s subsidiary, Kansas City Southern de México, S.A. de C.V.; domestic and international economic, political and social conditions; disruptions to the Company’s technology infrastructure, including its computer systems; increased demand and traffic congestion; the level of trade between the United States and Asia or Mexico; fluctuations in the peso-dollar exchange rate; natural events such as severe weather, hurricanes and floods; the outcome of claims and litigation involving the Company or its subsidiaries; competition and consolidation within the transportation industry; the business environment in industries that produce and use items shipped by rail; the termination of, or failure to renew, agreements with customers, other railroads and third parties; fluctuation in prices or availability of key materials, in particular diesel fuel; access to capital; climate change and the market and regulatory responses to climate change; dependency on certain key suppliers of core rail equipment; changes in securities and capital markets; unavailability of qualified personnel; labor difficulties, including strikes and work stoppages; acts of terrorism or risk of terrorist activities, war or other acts of violence; and other factors affecting the operation of the business; and other risks identified in this presentation, in KCS's Annual Report on Form 10-K for the year ended December 31, 2019, and in other reports filed by KCS with the Securities and Exchange Commission. Forward-looking statements reflect the information only as of the date on which they are made. KCS does not undertake any obligation to update any forward-looking statements to reflect future events, developments, or other information. Reconciliation to U.S. GAAP Financial Information In addition to disclosing financial results in accordance with U.S. GAAP, the accompanying presentation contains non-GAAP financial measures. These non-GAAP measures should be viewed as a supplement to and not a substitute for our U.S. GAAP measures of performance and liquidity, and the financial results calculated in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated. All reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP can be found on the KCS's website in the Investors section. 2

Business Update

- **Service has resumed for KCS' Caltzontzin District on December 1st. QTD volume & revenue performance:**

4QTD* Volume/Revenue Performance		
	Volume	**Revenue**†
Reported	-4%	-5%
Excluding Protests**	+2%	-1%

† YOY changes to FX & fuel represent an additional -5% impact on revenue

- **4QTD led by 17% franchise cross-border volume growth**
  - Strength in cross-border intermodal and refined product exports to Mexico

- **4QTD includes ~$10M YOY casualty*** increase, primarily driven by two derailments**

- **Expect to reinstate multi-year guidance in January**

*4QTD as of 11/30/20
**Protest impacts are estimated
***Recognized in Materials & Other within Operating Expense

© KANSAS CITY SOUTHERN

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KCS © K A N S A S C IT Y S O U TH E R N PRECISION SCHEDULED RAILROADING 4

KCS © K A N S A S C IT Y S O U TH E R N 5 Our PSR Journey Continues….. Phase 2 (2020) Points of emphasis: • Rapid adjustment to adversity (COVID/weather) • Resiliency amid extreme volume fluctuations • Adjust resources Phase 3 (2021) Leveraging Service to Drive Growth Points of emphasis: • Consistent performance to drive revenue growth • Targeted investments to unlock capacity to grow • Optimization of All Metrics and “taking them up a notch” First two phases have produced great results, but we are far from finished….. …. Phase 3 is about reaching our full potential & leveraging improved service and driving growth 14.5 Phase 1 (2019) Points of emphasis: • Velocity • Asset Take-outs • Sense of urgency • Improving service  growing revenue $58M Savings Phase 2 (2020) Points of emphasis: • Train Length • Rapid adjustment to adversity (COVID/weather) • Tight management of resources to control costs $95M Savings

KCS © K A N S A S C IT Y S O U TH E R N 6 Phase 3 is about executing on three fronts… Excellence on these three fronts are key to realizing our goal of becoming “Best in Class” on Service and Financial Performance. Infrastructure Service Design in collaboration with Customers Operational Execution Consistent, Reliable Service Driving Revenue Growth 1 2 3

KCS © K A N S A S C IT Y S O U TH E R N 7 Thank You! www.KCSouthern.com